Note Receivable	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Note Receivable
Note Receivable

2.                                    Note Receivable

The Company has a note receivable, bearing interest at 5%, for fees being refunded for an unsuccessful capital raising transaction. The note has a face value of $501,000 and was due in October 2013. The collectability of this note is uncertain and the Company has established a reserve for 100% of the balance owed as of September 30, 2014 and December 31, 2013.

2.  Note Receivable

The Company has a note receivable, bearing interest at 5%, for fees being refunded for an unsuccessful capital raising transaction. The note has a face value of $501,000 and was due in October 2013. The collectability of this note is uncertain and the Company has established a reserve for 100% of the balance owed. The resulting charge is included in other expense in 2012.